UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2022

SVB Financial Group
(Exact name of registrant as specified in its charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3003 Tasman Drive, Santa Clara, CA 95054-1191
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC

Depositary shares, each representing a 1/40th interest in a share of 5.250% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 23, 2022, the Board of Directors (the “Board”) of SVB Financial Group (the “Company”) approved and adopted the Company’s amended and restated bylaws (the “Restated Bylaws”), which became effective immediately.
The Board approved the Restated Bylaws as part of its periodic review of the Company’s corporate governance documents. The Restated Bylaws include amendments that:
•revise provisions regarding adjournment and lists of stockholders entitled to vote at stockholder meetings in light of recent amendments to the Delaware General Corporation Law (the “DGCL”);
•update the Company’s bylaws in connection with the new SEC rules relating to universal proxy cards (the “Universal Proxy Rules”), including requiring stockholders providing notice pursuant to Rule 14a-19(b) under the Securities Exchange Act of 1934, as amended, to certify to the Company that they have complied with certain requirements under the Universal Proxy Rules no later than 5 business days prior to the applicable stockholder meeting;
•refine and clarify the advance notice provisions for stockholder nominations and proposals, including provisions regarding (1) the information to be provided by proposing stockholders, proposed nominees and other persons related to a stockholder’s solicitation of proxies and (2) the questionnaire, representation and agreement to be completed by proposing stockholders and proposed nominees in connection with a stockholder nomination; and
•require any stockholder directly or indirectly soliciting proxies from other stockholders to use a proxy card color other than white.
The Restated Bylaws also implement certain other administrative, technical and conforming changes, including changes to align with the language used in certain provisions of the DGCL and the Universal Proxy Rules.
The foregoing description of the changes implemented by the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws that are attached hereto as Exhibit 3.2 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2022	SVB FINANCIAL GROUP

	By:	/s/ GREG W. BECKER
	Name:	Greg W. Becker
	Title:	President & Chief Executive Officer